Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION
Rule 2.10 Announcement and Buyback of Own Shares
11 March 2016
In accordance with Rule 2.10 of the City Code on Takeovers and Mergers (the "Code"), Liberty Global (NASDAQ: LBTYA, LBTYB, LBTYK, LILA and LILAK) confirms that it had the following relevant securities held and in issue outside treasury as of the close of business on 10 March 2016:
•252,824,457 Liberty Global Class A ordinary shares of $0.01 each with ISIN reference GB00B8W67662;

•10,472,517 Liberty Global Class B ordinary shares of $0.01 each with ISIN reference GB00B8W67779;

•577,925,398 Liberty Global Class C ordinary shares of $0.01 each with ISIN reference GB00B8W67B19;

•12,630,958 LiLAC Class A ordinary shares of $0.01 each with ISIN reference GB00BTC0M714;

•523,423 LiLAC Class B ordinary shares of $0.01 each with ISIN reference GB00BTC0M938; and

•30,773,877 LiLAC Class C ordinary shares of $0.01 each with ISIN reference GB00BTC0MD78.

Liberty Global announces that it has repurchased the following number of Liberty Global Class C Ordinary Shares of $0.01 each pursuant to its share purchase plan, which operates on a daily basis in compliance with Rule 10b5-1 of the Securities Exchange Act 1934 (the "Buyback Plan"):

Date of purchase	10 March 2016
Number of shares purchased	144,500
Highest price per share (US$)	$35.36
Lowest price per share (US$)	$34.10

A breakdown of the prices at which these shares were purchased is set out as follows. These shares will be held in treasury until being cancelled in due course.

Price per share (US$)	Number of Liberty Global Class C Ordinary Shares of $0.01
34.1000	200
34.1050	100
34.1100	1,300
34.1150	200
34.1200	2,600
34.1300	1,200
34.1500	900
34.1600	1,400
34.1800	600
34.2000	1,000
34.2100	800
34.2200	3,900
34.2300	700

34.2400	1,700
34.2500	3,300
34.2600	2,200
34.2650	200
34.2700	400
34.2900	100
34.3000	2,600
34.3050	100
34.3100	4,900
34.3200	991
34.3300	900
34.3350	100
34.3400	4,300
34.3500	1,000
34.3600	500
34.3650	500
34.3700	1,600
34.3750	100
34.3800	1,200
34.3850	500
34.3900	3,800
34.4000	5,900
34.4050	200
34.4100	1,800
34.4150	200
34.4200	3,900
34.4250	100
34.4300	4,500
34.4350	100
34.4400	4,100
34.4450	900
34.4500	7,500
34.4550	300
34.4600	5,777
34.4650	200
34.4700	1,800
34.4800	1,500
34.4900	2,000
34.5000	400
34.5100	900
34.5200	200
34.5250	100
34.5300	2,700
34.5350	100
34.5400	1,100
34.5600	1,000
34.5700	4,029
34.5800	200
34.6300	1,000
34.7200	1,600
34.7300	700
34.7400	2,400
34.7450	300
34.7500	800
34.7800	500
34.8200	400
34.8300	1,600
34.8400	100

34.8500	900
34.8600	900
34.8700	1,100
34.8850	200
34.8900	1,100
34.9100	1,100
34.9150	200
34.9200	2,900
34.9300	700
34.9400	1,400
34.9500	100
34.9600	1,300
34.9900	700
35.0000	800
35.0050	100
35.0100	300
35.0850	100
35.0900	500
35.1000	300
35.1100	3,200
35.1200	1,700
35.1400	1,500
35.1600	1,800
35.1700	1,400
35.1800	1,100
35.1900	300
35.1950	100
35.2000	1,900
35.2100	100
35.2150	100
35.2200	1,800
35.2300	400
35.2600	100
35.2700	700
35.2900	1,103
35.3000	2,100
35.3200	2,000
35.3300	300
35.3400	200
35.3600	1100

Liberty Global further announces that, pursuant to entering into a call spread transaction on 10 March 2016, it has acquired interests in 147,200 Liberty Global Class C ordinary shares of $0.01 each at a net premium per share of $33.97. Accordingly, Liberty Global confirms that it has entered into the following call spread transactions pursuant to the Buyback Plan:

Date of entry into transaction	Class of relevant security	Product description	Written or purchased	Number of securities to which option or derivative relates	Exercise price per unit (US$)	Type e.g. American, European etc.	Expiry date
10 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	147,200	Zero	European	13 April 2016
		Call option	Written	147,200	34.59	European

09 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	144,731	Zero	European	12 April 2016
		Call option	Written	144,731	35.18	European
08 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	143,548	Zero	European	11 April 2016
		Call option	Written	143,548	35.47	European
07 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	140,227	Zero	European	08 April 2016
		Call option	Written	140,227	36.31	European
04 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	138,926	Zero	European	07 April 2016
		Call option	Written	138,926	36.65	European
03 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	138,851	Zero	European	06 April 2016
		Call option	Written	138,851	36.67	European
02 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	139,535	Zero	European	05 April 2016
		Call option	Written	139,535	36.49	European
01 March 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	138,775	Zero	European	04 April 2016
		Call option	Written	138,775	36.69	European
29 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	140,692	Zero	European	01 April 2016
		Call option	Written	140,692	36.19	European
26 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	141,004	Zero	European	31 March 2016
		Call option	Written	141,004	36.11	European
25 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	142,663	Zero	European	30 March 2016
		Call option	Written	142,663	35.69	European
24 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	142,464	Zero	European	29 March 2016
		Call option	Written	142,464	35.74	European
23 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	138,661	Zero	European	28 March 2016
		Call option	Written	138,661	36.72	European
22 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	138,435	Zero	European	24 March 2016
		Call option	Written	138,435	36.78	European
19 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	141,474	Zero	European	23 March 2016
		Call option	Written	141,474	35.99	European
18 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	140,926	Zero	European	22 March 2016
		Call option	Written	140,926	36.13	European

17 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	145,601	Zero	European	21 March 2016
		Call option	Written	145,601	34.97	European
16 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	152,126	Zero	European	18 March 2016
		Call option	Written	152,126	33.47	European
12 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	164,194	Zero	European	17 March 2016
		Call option	Written	164,194	31.01	European
11 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	168,097	Zero	European	16 March 2016
		Call option	Written	168,097	30.29	European
10 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	163,771	Zero	European	15 March 2016
		Call option	Written	163,771	31.09	European
09 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	166,721	Zero	European	14 March 2016
		Call option	Written	166,721	30.54	European
08 February 2016	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	164,406	Zero	European	11 March 2016
		Call option	Written	164,406	30.97	European

Further Information
A copy of this announcement will be made available on Liberty Global's website, www.libertyglobal.com.
Investors should note that in connection with the recommended offer for Cable & Wireless Communications Plc, Liberty Global will be required to disclose, which may be on a daily basis, certain further information about its share buyback program and capital structure, as well as other information relating to Liberty Global and the recommended offer. This information may be material to investors in connection with the recommended offer. This information will be posted on our website and will be released through the Regulatory News Service in the U.K., as required by the Code. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on our website, as well as through the Regulatory News Service, which can be accessed here:
http://www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.

For more information about Liberty Global, please visit www.libertyglobal.com or contact:

Investor Relations:		Corporate Communications:
Oskar Nooij	+1 303 220 4218	Matt Beake	+44 20 8483 6428
Christian Fangmann	+49 221 8462 5151	Tim Burt	+44 20 7240 2486
John Rea	+1 303 220 4238	Aimee Baxter	+1 646 561 3512

Disclosure requirements of the Code
Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.
If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.